AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

VARIABLE ACCOUNT A
VARIABLE ANNUITY CONTRACTS

VARIABLE ACCOUNT B
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED APRIL 3, 2009
TO PROSPECTUSES DATED APRIL 30, 2008
AS SUPPLEMENTED

          This supplement supersedes and replaces the supplement to the contract and policy prospectuses of American International Life Assurance Company of New York ("AI Life") filed March 23, 2009, which provided notice of the termination of the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") guarantee of insurance obligations under the contract, policies and certificates issued by AI Life (the "Guarantee").

          AI Life and National Union have determined not to terminate the Guarantee at this time.